Exhibit 10.42

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of August 25, 2023, by and among:

(i)	Mobile Infrastructure Corporation (f/k/a “Fifth Wall Acquisition Corp. III”), a Maryland corporation (the “Company”);

(ii)

Fifth Wall Acquisition Sponsor III LLC, a Cayman Islands exempted limited company (the “Sponsor” and, collectively, together with its Permitted Transferees that become party hereto, the “Sponsor Holders”);

(iii)	each Person executing this Agreement and listed on Schedule A hereto (collectively, together with their Permitted Transferees that become party hereto, the “FWAC Sponsor Holders”);

(iv)	each Person executing this Agreement and listed on Schedule B hereto (collectively, together with their Permitted Transferees that become party hereto, the “MIC Holders”); and

(v)

each Person executing this Agreement and listed on Schedule C hereto (collectively, together with their Permitted Transferees that become party hereto, the “Preferred Holders”, and collectively with the MIC Holdings, FWAC Sponsor Holders and the Sponsor Holders, the “Holders”).

Certain capitalized terms used herein shall have the meanings ascribed to such terms in Section 1.

RECITALS:

WHEREAS, the Company, Queen Merger Corp. I, a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Mobile Infrastructure Corporation, a Maryland corporation (“MIC”), entered into an Agreement and Plan of Merger, dated as of December 13, 2022, as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023 (as may be further amended, modified and/or supplemented from time to time, the “Merger Agreement”), pursuant to which, among other things, (i) the Company transferred by way of continuation from the Cayman Islands to the State of Maryland and domesticated by means of a corporate conversion, (ii) Merger Sub merged with and into MIC (the “First Merger”), with MIC surviving the First Merger as a wholly owned subsidiary of the Company (the “First-Step Surviving Company”), and (c) immediately following the First Merger, the First-Step Surviving Company merged with and into the Company in accordance with the MGCL (the “Second Merger” and, together with the First Merger, the “Mergers”), with the Company continuing as the surviving entity;

WHEREAS, the Company, the Sponsor and the FWAC Sponsor Holders are parties to that certain Registration and Shareholder Rights Agreement, dated as of May 24, 2021 (the “FWAC Prior Agreement”);

WHEREAS, the Company, as successor to MIC, and the MIC Holders are parties to that certain Amended and Restated Registration Rights Agreement, dated as of November 2, 2021 (the “MIC Prior Agreement” and, together with the FWAC Prior Agreement, the “Prior Agreements”); and

WHEREAS, the Company and the other parties hereto desire to terminate the Prior Agreements in their entirety and to enter into this Agreement and, as applicable, to accept the rights created pursuant to this Agreement in lieu of any rights granted to them under the Prior Agreements.

NOW, THEREFORE, the Company and the other parties to this Agreement hereby agree to terminate the Prior Agreements, which shall be of no further force or effect, and the parties hereto further agree as follows:

Section 1. Certain Definitions. In this Agreement, the following terms have the following respective meanings:

“Agreement” has the meaning ascribed to it in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.

“Class A Unit Agreement” means that certain Class A Unit Agreement, dated November 2, 2021, by and between the Operating LLC and HSCP, as amended and restated.

“Closing Date” means the closing date of the Mergers.

“Color Up” means Color Up, LLC, a Delaware limited liability company.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the shares of common stock of the Company, $0.0001 par value per share.

“Company Lock-Up Agreement” means that certain Lock-Up Agreement, dated as of December 13, 2022, by and among the Company, MIC and Color Up.

“Company Notice” has the meaning ascribed to it in Section 2(b).

“Demand Notice” has the meaning ascribed to it in Section 2(a).

“Demand Registration Statement” means any one or more registration statements of the Company filed under the Securities Act, covering the resale of any of the Registrable Securities pursuant to Section 2 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Effectiveness Date” has the meaning ascribed to it in Section 4.

“End of Suspension Notice” has the meaning ascribed to it in Section 5(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“FINRA” means the Financial Industry Regulatory Authority.

“First Merger” has the meaning ascribed to it in the recitals hereof.

“First-Step Surviving Company” has the meaning ascribed to it in the recitals hereof.

“FWAC Prior Agreement” has the meaning ascribed to it in the recitals hereof.

“FWAC Sponsor Holders” has the meaning ascribed to it in the preamble.

“Holder” has the meaning ascribed to it in the preamble.

“HSCP” means HSCP Strategic III, L.P., a Delaware limited partnership.

“Indemnified Party” has the meaning ascribed to it in Section 9(c).

“Indemnifying Party” has the meaning ascribed to it in Section 9(c).

“LLC Units” means the units in the Operating LLC designated as “Common Units”, including any LLC Units which may be issuable upon on the conversion of interests in the Operating LLC designated as “Class A Units” in accordance with the Operating Agreement and the Class A Unit Agreement, in each case held by the MIC Holders.

“Letter Agreement” means that certain Letter Agreement, dated as of May 24, 2021, between the Sponsor, the Holders party thereto and the Company.

“Losses” has the meaning ascribed to it in Section 9(a).

“Majority Selling Holders” means Holder(s) who collectively own a majority of the Registrable Securities that are proposed to be included in an underwritten offering of Registrable Securities.

“Maximum Number of Shares” has the meaning ascribed to it in Section 2(c).

“Merger Agreement” has the meaning ascribed to it in the recitals hereof.

“Merger Sub” has the meaning ascribed to it in the recitals hereof.

“Mergers” has the meaning ascribed to it in the recitals hereof.

“MIC” has the meaning ascribed to it in the recitals hereof.

“MIC Holders” has the meaning ascribed to it in the preamble.

“MIC Prior Agreement” has the meaning ascribed to it in the recitals hereof.

“NYSE” means the New York Stock Exchange.

“Operating Agreement” means the Operating Agreement of the Operating LLC.

“Operating LLC” means Mobile Infra Operating Company, LLC, a Delaware limited liability company.

“Permitted Transferees” means transferees permitted by Section 11 and each Person holding Registrable Securities as a result of a transfer, distribution or assignment to that Person of Registrable Securities (other than pursuant to an effective Resale Registration Statement or Rule 144), provided, if applicable, such transfer, distribution or assignment is made in accordance with Section 11 of this Agreement.

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

“Piggyback Holders” has the meaning ascribed to it in Section 3(a).

“Piggyback Registration Statement” means any one or more registration statements of the Company filed under the Securities Act, covering the resale of any of the Registrable Securities pursuant to Section 3 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Piggyback Request” has the meaning ascribed to it in Section 3(a).

“Preferred Holders” has the meaning ascribed to it in the preamble.

“Preferred Subscription Agreement” means those certain subscription agreements for the sale of Series 2 Preferred Stock entered into by the Company with each of the Preferred Holders on June 15, 2023.

“Prior Agreements” has the meaning ascribed to it in the Recitals.

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Resale Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the offering of any portion of the Registrable Securities covered by such Resale Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means, with respect to any Holder, (i) all shares of Common Stock, (ii) all shares of Common Stock issuable upon exercise, conversion, redemption or exchange of any option, warrant or convertible or exchangeable security issued by the Company or the Operating LLC, including the LLC Units, the Series 2 Preferred Stock and the Warrants, (iii) the Warrants and (iv) any additional securities issued or issuable as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares of Common Stock and LLC Units (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations, stock splits or otherwise); provided that shares of Common Stock and the Warrants shall cease to be Registrable Securities with respect to any Holder at the time such shares or Warrants, as applicable, (a) have been sold pursuant to an effective Resale Registration Statement, (b) are eligible to be sold without restriction or limitation thereunder on volume or manner of sale or other restrictions or limitations under Rule 144, or (c) have been sold to the Company or any of its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with the registration requirements of this Agreement, including (i) all fees of the Commission, the NYSE or such other exchange on which the Registrable Securities are listed from time to time, and FINRA, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum and compliance with the rules of FINRA and the NYSE or other applicable exchange), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on the NYSE or other applicable exchange pursuant to Section 6(k), (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), (vi) the reasonable fees and disbursements of one counsel (along with any reasonably necessary local counsel) representing all Holders mutually agreed by the Majority Selling Holders; and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Resale Registration Statement); provided, however, that Registration Expenses shall exclude (x) “brokers” or “underwriters” fees, discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder; or (y) any legal counsel fees of the Holders (including any local counsel) in excess of $100,000 without the consent of the Company (such consent not to be unreasonably withheld).

“Registration Statement” has the meaning ascribed to it in Section 4.

“Renewal Deadline” has the meaning ascribed to it in Section 2(g).

“Requesting Holders” has the meaning ascribed to it in Section 2(b).

“Resale Registration Statement” means any one or more registration statements of the Company filed under the Securities Act, whether a Demand Registration Statement, Piggyback Registration Statement, Registration Statement or otherwise, covering the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Rule 144,” “Rule 158,” “Rule 415” or “Rule 424,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Second Merger” has the meaning ascribed to it in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, transfer taxes allocable to the sale of the Registrable Securities included in the applicable offering and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

“Series 2 Preferred Stock” means the Series 2 Convertible Preferred Stock, par value $0.0001 per share, of the Company.

“Sponsor” has the meaning ascribed to it in the preamble.

“Sponsor Holders” has the meaning ascribed to it in the preamble.

“Sponsor Lock-Up Agreement” means that certain Lock-Up Agreement, dated as of December 13, 2022, by and among the Company, MIC and the Sponsor.

“Stockholders’ Agreement” means that certain Stockholders’ Agreement, dated as of August 25, 2021, by and between MIC and the investors identified on the signature pages thereof.

“Suspension Event” has the meaning ascribed to it in Section 5(a).

“Suspension Notice” has the meaning ascribed to it in Section 5(a).

“Warrants” means the warrants issued by the Company or assumed by the Company effective as of the closing of the Mergers.

Section 2. Demand Registration Rights.

(a) Provided the Company has not filed the Registration Statement and caused the Registration Statement to become effective, with the Prospectus therein available to effect resales of Registrable Securities, by the Effectiveness Deadline (subject to extension in accordance Section 4) and subject to the provisions hereof, each Holder of at least 150,000 Registrable Securities, from time to time at any time from and after the Effectiveness Deadline, may request registration for resale under the Securities Act of all or part of the Registrable Securities owned by such Holder by giving written notice thereof (a “Demand Notice”) to the Company (which Demand Notice shall specify the number and kind of Registrable Securities to be offered by such Holder, the intended methods of distribution, including whether such methods will include or involve an underwritten offering, and whether such Demand Registration Statement will be a “shelf” registration statement under Rule 415). Subject to 2(c) and 2(e) below, the Company shall use reasonable best efforts (i) to file a Demand Registration Statement (which shall be a “shelf” registration statement under Rule 415 if requested pursuant to such Holder’s request pursuant to the first sentence of this Section 2(a)) registering for resale such number of Registrable Securities as requested to be so registered within 30 days in the case of a registration on Form S-3 (and 45 days in the case of a registration on Form S-11 or such other appropriate form) after Company’s receipt of a Demand Notice, and (ii) to cause such Demand Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter. Notwithstanding the foregoing, the Company shall not be required to file a registration pursuant to this Section 2(a)(i) prior to the expiration of any lock-up period imposed with respect to the Registrable Securities under the Letter Agreement, the Company Lock-Up Agreement, the Sponsor Lock-Up Agreement, the Preferred Subscription Agreement, and the Stockholders’ Agreement, as applicable; and (ii) with respect to securities that are not Registrable Securities. The Company shall not be obligated to take any action to effect any demand registration (i) if a Demand Registration Statement, Piggyback Registration Statement or Registration Statement has been filed and was declared or became effective, with the Prospectus in the applicable registration statement available to effect resales of Registrable Securities, or (ii) within the preceding sixty (60) calendar days (unless otherwise consented to by the Company), an underwritten public offering was consummated. If permitted under the Securities Act, such Demand Registration Statement shall be automatically effective upon filing.

(b) Within 10 days after receipt of any Demand Notice under 2(a), the Company shall give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Securities) to all other Holders of Registrable Securities (a “Company Notice”), and the Company shall include (subject to the provisions of this Agreement) in such registration, all Registrable Securities of such Holders with respect to which the Company has received written requests for inclusion therein within 15 days after the delivery of such Company Notice (the “Requesting Holders”); provided that any such other Holder may withdraw its request for inclusion prior to the applicable registration statement becoming effective by notifying the Company in accordance with Section 12(e). Notwithstanding the foregoing, the Company may, at any time (including, without limitation, prior to or after receiving a Demand Notice from a Holder), in its sole discretion, include all Registrable Securities then outstanding or any portion thereof in any Demand Registration Statement, including by virtue of adding such Registrable Securities as additional securities to an effective Demand Registration Statement (in which event the Company shall be deemed to have satisfied its registration obligation under Section 2 with respect to the Registrable Securities so included, so long as such registration statement remains effective and not the subject of any stop order, injunction or other order of the Commission). In addition, the Company may include in a Demand Registration Statement shares of Common Stock for sale for its own account or for the account of other security holders of the Company.

(c) If such Demand Registration Statement is filed in connection with an underwritten offering and the managing underwriters advise the Company and the Holders covered by such Demand Registration Statement that, in the reasonable opinion of the managing underwriters, the number of securities proposed to be sold pursuant to the Demand Registration Statement exceeds the number of securities that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the offering price per security) (such maximum number of securities, the “Maximum Number of Shares”), the Company shall include in such Demand Registration Statement only such number of securities that, in the reasonable opinion of the managing underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per security), which securities shall be so included in the following order of priority, unless otherwise agreed by the Company and the Holders covered by such Demand Registration Statement: (i) first, the Registrable Securities of the Requesting Holders pro rata in accordance with the number of Registrable Securities owned thereby, (ii) second, any securities the Company proposes to sell for its own account, and (iii) third, any other securities that have been requested to be so included in such Demand Registration Statement.

(d) If any of the Registrable Securities covered by a Demand Registration Statement are to be sold in an underwritten offering, the Holder(s) that delivered the Demand Notice shall have the right to select the underwriters (and their roles) in the offering and determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Requesting Holders, including the number of Registrable Securities to be sold (if not all Registrable Securities offered can be sold at the highest price offered by the underwriters), the offering price and underwriting discount; provided that such underwriters, structure and terms are reasonably acceptable to the Company and a majority of the Requesting Holders.

(e) Notwithstanding the foregoing, if the Board determines in its good faith judgment that the filing of a Demand Registration Statement would (i) have a material adverse effect on the Company, or (ii) require the disclosure of material non-public information concerning the Company that at the time is not, in the good faith judgment of the Board, in the best interests of the Company to disclose and is not, in the opinion of the Company’s counsel, otherwise required to be disclosed, then the Company shall have the right to defer such filing for the period during which such registration would have such a material adverse effect on the Company; provided, however, that (x) the Company may not defer such filing for a period of more than 60 days after receipt of any Demand Notice, and (y) the Company may not exercise its right to defer the filing of a Demand Registration Statement more than once in any 12-month period without the consent of a majority of the Requesting Holders. The Company shall give written notice of its determination to the Requesting Holder to defer the filing and of the fact that the purpose for such deferral no longer exists, in each case, promptly after the occurrence thereof.

(f) Following the date of effectiveness of any Demand Registration Statement, the Company shall use reasonable best efforts to keep the Demand Registration Statement continuously effective until such time as all of the Registrable Securities covered by such Demand Registration Statement have been sold pursuant to such Demand Registration Statement.

(g) If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Demand Registration Statement filed pursuant to Section 2(a) any of the Registrable Securities remain unsold by the Holders included on such Demand Registration Statement, the Company shall file, if it has not already done so and is eligible to do so, a new Resale Registration Statement covering the Registrable Securities included on the prior Demand Registration Statement and shall use reasonable best efforts to cause such Resale Registration Statement to be declared effective on or prior to the Renewal Deadline; and the Company shall take all other action necessary or appropriate to permit the public offering and sale of the Registrable Securities to continue as contemplated in the prior Demand Registration Statement.

Section 3. Piggyback Registration Rights.

(a) If, at any time, the Company has determined to register any of its securities for its own account or for the account of other security holders of the Company on any registration statement (other than (i) on Form S-3 relating to any dividend reinvestment or similar plan or (ii) Forms S-4 or S-8 or any successor form to such forms) that permits the inclusion of the Registrable Securities, the Company shall give the Holders written notice thereof promptly (but in no event less than 20 days prior to the anticipated filing date) and, subject to Section 3(b), shall include in such Piggyback Registration Statement all Registrable Securities requested to be included therein pursuant to the written request (a “Piggyback Request”) of one or more Holders (the “Piggyback Holders”) received within 10 days after delivery of the Company’s notice.

(b) If a Piggyback Registration Statement is filed in connection with a primary underwritten offering on behalf of the Company, and the managing underwriters advise the Company that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be included in such Piggyback Registration Statement exceeds the Maximum Number of Shares, the Company shall include in such Piggyback Registration Statement, unless otherwise agreed by the Company and the Majority Selling Holders, (i) first, the number of shares of Common Stock (or other common shares of the Company) that the Company proposes to sell, and (ii) second, the Registrable Securities of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Securities requested to be included by each such Piggyback Holder).

(c) If a Piggyback Registration Statement is filed in connection with an underwritten offering on behalf of a holder of shares of Common Stock other than under this Agreement, and the managing underwriters advise the Company that, in the reasonable opinion of the managing underwriters, the number of shares of Common Stock proposed to be sold pursuant to such Piggyback Registration Statement exceeds the Maximum Number of Shares, then the Company shall include in such Piggyback Registration Statement, unless otherwise agreed by the Company and such holder(s) (including, if applicable, a majority of the Piggyback Holders), (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, the Registrable Securities of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Securities requested to be included by each such Piggyback Holder, if necessary), (iii) third, the number of shares of Common Stock requested to be included therein by any other holders, and (iv) fourth, the number of shares of Common Stock that the Company proposes to sell.

(d) If any Piggyback Registration Statement is filed in connection with a primary or secondary underwritten offering, the Company shall have the right to select, in its sole discretion, the managing underwriter or underwriters to administer any such offering.

(e) The Company shall not grant to any Person the right to request the Company to register any Common Stock on a Piggyback Registration Statement unless such rights are consistent with the provisions of this Section 3.

(f) If, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the securities originally intended to be included in such registration statement, the Company may, at its election, give written notice of such determination to the Piggyback Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration statement.

Section 4. Initial Registration. The Company agrees that it will file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Registerable Securities (the “Registration Statement”) as promptly as practicable following the Closing Date, and in any event no later than the first business day to occur 30 calendar days after the Closing Date, and shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (A) the 90th calendar day (or 135th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the filing date of the Registration Statement and (B) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”). The Company agrees to cause such Registration Statement, or another shelf registration statement that includes the Registerable Securities, to remain effective until the earliest of (i) the date on which the Holders cease to hold any Registerable Securities covered by such Registration Statement, or (ii) on the first date on which each Holder is able to sell all of its Registerable Securities under Rule 144 without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable). If the Commission prevents the Company from including any or all of the Registerable Securities proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Company’s securities by the applicable stockholders or otherwise, (i) such Registration Statement shall register for resale such number of Company securities which is equal to the maximum number of Company securities as is permitted by the Commission, (ii) the number of Company securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and (iii) the Company shall promptly file another registration statement covering the offer and sale of the remaining Registerable Securities held by the Holders. Any failure by the Company to file the Registration Statement by the required filing date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth in this Section 4, provided that any delay in the filing date or

Effectiveness Date that is not a breach of the Company’s obligations hereunder shall give rise to a corresponding extension of such deadline(s), as applicable, by an equal number of days. The Company may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such Form S-3.

Section 5. Suspension.

(a) Subject to the provisions of this Section 5 and a good faith determination by the Board that it is in the best interests of the Company to suspend the use of any Resale Registration Statement following the effectiveness of such Resale Registration Statement (and the filings with any U.S. federal or state securities commissions, as necessary), the Company, by written notice to the Holders (a “Suspension Notice”), may direct the Holders to suspend sales of the Registrable Securities pursuant to such Resale Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than 30 days in any 90-day period or 90 days in any 365-day period) if any of the following events occurs or will occur, as applicable: (i) an underwritten public offering of Common Stock (or other common shares of the Company) by the Company for its own account if the Company is advised by the managing underwriter or underwriters that the concurrent resale of the Registrable Securities by the Holders pursuant to the Resale Registration Statement would have a material adverse effect on the Company’s offering, subject to Section 3 hereof, (ii) there is material non-public information regarding the Company that (A) the Board determines not to be in the Company’s best interest to disclose, (B) would, in the good faith determination of the Board, require any revision to the Resale Registration Statement so that it shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) the Company is not otherwise required to disclose or (iii) there is a significant bona fide business purpose or opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the Company that the Company determines not to be in the Company’s best interests to disclose (each of the events described in clauses (i)-(iii), a “Suspension Event”).

(b) Upon the earlier to occur of (i) the Company delivering to the Holders an End of Suspension Notice (as defined below), or (ii) the end of the maximum permissible suspension period, the Company shall use reasonable best efforts to promptly amend or supplement the Resale Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Resale Registration Statement so as to permit the Holders to resume sales of the Registrable Securities as soon as possible.

(c) If the Company intends to suspend a Resale Registration Statement upon the occurrence of a Suspension Event, the Company shall give a Suspension Notice to the Holders of Registrable Securities covered by any Resale Registration Statement to suspend sales of the Registrable Securities, and such Suspension Notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (subject to the time limitations set forth in Section 5(a)) and that the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Resale Registration Statement as promptly as reasonably possible. Such Holders shall not effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. If so directed by the Company, each such Holder shall deliver to the Company (at the reasonable expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Resale Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders of Registrable Securities covered by any Resale Registration Statement in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(d) In the event the Company has delivered a Suspension Notice to the Holders, the Company shall have the right to place restrictive legends on the certificates representing (or book entries evidencing) Registrable Securities and to impose stop transfer instructions with respect to the Registrable Securities until the Company delivers to the Holders an End of Suspension Notice.

Section 6. Registration Procedures.

In connection with the obligations of the Company with respect to any resale registration pursuant to this Agreement, the Company shall use its reasonable best efforts to effect such registration and to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof and in connection therewith the Company shall:

(a) prepare and file with the Commission, as specified in this Agreement, each Resale Registration Statement, which shall comply as to form in all material respects with the requirements of the applicable form and include all exhibits and financial statements required by the Commission to be filed therewith, and use reasonable best efforts to cause any Resale Registration Statement to become and remain effective as set forth in Section 2 or Section 4, as applicable;

(b) subject to Section 5, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 2 or Section 4, as applicable, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders of Registrable Securities covered by such Resale Registration Statement;

(c) furnish to the Holders of Registrable Securities covered by a Resale Registration Statement, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; subject to Section 5, the Company hereby consents to the use of such Prospectus, including each preliminary Prospectus, by such Holders in connection with the offering and sale of the Registrable Securities covered by any such Prospectus;

(d) use reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Resale Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any Holder of Registrable Securities covered by a Resale Registration Statement may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 2 or Section 4, as applicable, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder;

(e) cooperate with each Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(f) notify each Holder with Registrable Securities covered by a Resale Registration Statement promptly and, if requested by any such Holder, confirm such advice in writing (i) when such Resale Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Resale Registration Statement or the initiation of any proceedings for that purpose, (iii) of any written comments or requests by the Commission or any other federal or state governmental authority for amendments or supplements to such Resale Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Resale Registration Statement is effective as a result of which such Resale Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by a Suspension Notice);

(g) during the period of time set forth in Section 2 or Section 4, as applicable, use its reasonable best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

(h) upon request, furnish to each requesting Holder with Registrable Securities covered by a Resale Registration Statement, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) except as provided in Section 5, upon the occurrence of any event contemplated by Section 6(f)(iv), use reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(j) enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in such Resale Registration Statement;

(k) use reasonable best efforts (including seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Securities on any securities exchange on which such Registrable Securities are then listed or included, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(l) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 2 or Section 4, as applicable, the Company shall register the Registrable Securities under the Exchange Act and maintain such registration through the effectiveness period required by Section 2 or Section 4, as applicable;

(m) (i) otherwise use reasonable best efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which any Holder of Registrable Securities covered by any Resale Registration Statement shall have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, such Holder having been furnished with a copy thereof at least two Business Days prior to the filing thereof; provided, however, that the Company may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(n) cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(o) in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Resale Registration Statement) that would result in the securities being delivered no longer constituting Registrable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing (or book entries evidencing) the Registrable Securities to be sold, which certificates or book entries shall not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Securities;

(p) cause management of the Company to cooperate as may be reasonably requested with each of the Holders of Registrable Securities covered by a Resale Registration Statement, including by participating in roadshows, one-on-one meetings with institutional investors, and any request for information or other diligence request by any such Holder or any underwriter; notwithstanding the foregoing, management of the Company shall not be required to participate in roadshows or one-on-one meetings with institutional investors unless requested by one or more Holders of Registrable Securities having an aggregate value of at least $50,000,000;

(q) in connection with an underwritten public offering of Registrable Securities, use reasonable best efforts to obtain a customary “comfort” letter from the independent registered public accountants for the Company and any acquisition target of the Company whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent registered public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Securities being sold pursuant to each Resale Registration Statement;

(r) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Securities being sold reasonably request in order to effect a public offering of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an underwritten offering, (A) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (B) use reasonable best efforts to furnish to the selling Holders and underwriters of such Registrable Securities opinions and negative assurance letters of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) are reasonably satisfactory to the managing underwriters, if any, and one counsel selected by a majority of the selling Holders of the Registrable Securities), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

(s) upon reasonable request by a Holder, the Company shall file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Securities or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Securities.

Section 7. Obligations of the Holders.

(a) The Company may require the Holders to furnish in writing to the Company such information regarding such Holder and the proposed method or methods of distribution of Registrable Securities by such Holder as the Company may from time to time reasonably request in writing or as may be required to effect the registration of the Registrable Securities, and no Holder may be entitled to be named as a selling stockholder in any Resale Registration Statement or use the Prospectus forming a part thereof if such Holder does not provide such information to the Company; provided, however, that if the Company elects to file a registration statement that includes all Registrable Securities outstanding in accordance with Section 2(a) or Section 4, the Company shall be permitted to include in such registration statement such information regarding the Holders as the Company has in its possession at the time of the filing of such registration statement. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b) Each Holder agrees to, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 6(f)(ii), 6(f)(iii) or 6(f)(iv) hereof, immediately discontinue disposition of Registrable Securities pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Section 6(f)(iii) or Section 6(f)(iv) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder shall deliver to the Company (at the reasonable expense of the Company) all copies, other than permanent file copies then in such Holder’s possession, in its possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 8. Expenses of Registration. The Company shall pay all Registration Expenses in connection with the registration of the resale of the Registrable Securities pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Each Holder participating in a registration pursuant to Section 2, Section 3 or Section 4 shall bear such Holder’s proportionate share (based on the total number of Registrable Securities sold in such registration) of all Selling Expenses and any other expense relating to a registration of Registrable Securities pursuant to this Agreement and any other Selling Expenses relating to the sale or disposition of such Holder’s Registrable Securities pursuant to any Resale Registration Statement. The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

Section 9. Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless each Holder of Registrable Securities covered by a Resale Registration Statement, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited or general partners, agents and employees of each of them, to the fullest extent permitted by applicable law, from and against any and all losses, penalties, claims, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or (B) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Securities and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(b) Each Holder of Registrable Securities covered by a Resale Registration Statement shall, severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each director of the Company, each officer of the Company who shall sign a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statement or omission is based upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or (ii) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Securities and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(c) Each party entitled to indemnification under this Section 9 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 9 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless (i) the employment of such counsel was authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party shall not have employed counsel to take charge of the defense of such action within a reasonable time after receipt of notice of such claim or (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes an unconditional release by the claimant or plaintiff to such Indemnified Party from all liability in respect to such claim or litigation, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 9 is unavailable to a party that would have been an Indemnified Party under this Section 9 in respect of any Losses referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the statement or omission which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d).

(e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) In no event shall any Holder be liable for any Losses pursuant to this Section 9 in excess of the net proceeds to such Holder of any Registrable Securities sold by such Holder.

Section 10. Rule 144. Subject to the restrictions on transfer set forth in the Letter Agreement, the Stockholders’ Agreement, the Sponsor Lock-Up Agreement, the Preferred Subscription Agreement and the Company Lock-Up Agreement, as applicable, the Company shall, at the Company’s expense, for so long as any Holder holds any Registrable Securities, use reasonable best efforts to cooperate with the Holders, as may be reasonably requested by any Holder from time to time, to facilitate any proposed sale of Registrable Securities by the requesting Holder(s) in accordance with the provisions of Rule 144, including by using reasonable best efforts (i) to comply with the current public information requirements of Rule 144 and (ii) to provide opinions of counsel as may be reasonably necessary in order for such Holder to avail itself of such rule to allow such Holder to sell such Registrable Securities without registration under the Securities Act.

Section 11. Transfer of Registration Rights. The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Securities (a “Permitted Transferee”), provided (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) the Company is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned. A Permitted Transferee to whom rights are transferred pursuant to this Section 11 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 11.

Section 12. Miscellaneous.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related in any way to this Agreement, the relationship of the parties, the transactions contemplated by this Agreement and/or the interpretation and enforcement of the rights and duties of the parties hereunder or related in any way to the foregoing, shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ALL CLAIMS IN RESPECT OF THE SUIT, ACTION OR OTHER PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY AGREES TO COMMENCE ANY SUCH SUIT, ACTION OR OTHER PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF MARYLAND. EACH PARTY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. ANY PARTY MAY MAKE SERVICE ON ANY OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED AT THE ADDRESS AND IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 12(e). NOTHING IN THIS SECTION 12(a), HOWEVER, SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AT EQUITY. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

EACH OF THE PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH OF THE PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (ii) ACKNOWLEDGES THAT SUCH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

(b) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements, including the Prior Agreements, or discussions with respect to such subject matter, shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective heirs, representatives, successors and permitted assigns and the Prior Agreements be, and each hereby, is terminated as of the date hereof and shall hereafter have no further force or effect. Each party hereby agrees that none of the parties shall have any continuing or further obligations under the Prior Agreements.

(c) Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) ”hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) ”including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import shall be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d) Amendment. This Agreement may not be orally amended, modified or extended, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified or extended, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Holders holding a majority of the Registrable Securities then outstanding (it being understood that a modification of Schedule A, Schedule B or Schedule C hereto to reflect a transfer permitted by Section 11 shall not be deemed to require either approvals). Each such amendment, modification, extension or waiver shall be binding upon each party hereto; provided that (a) the consent of any Sponsor Holder, FWAC Sponsor Holder, Preferred Holder, and MIC Holder shall be required for any amendment, modification, extension or waiver which has an adverse effect on the rights, limitations or obligations of such Sponsor Holder, FWAC Sponsor Holder, Preferred Holder and MIC Holder, as applicable, and (b) any such amendment, modification, extension or waiver that by its terms would adversely affect a Holder or group of Holders in a disproportionate manner relative to the Holders generally shall require the written consent of the Holder (or a majority in interest based on Registrable Securities of such group of Holders) so affected. In addition, each party hereto may waive any right hereunder (solely as applicable to such party) by an instrument in writing signed by such party.

(e) Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when receipt is acknowledged by recipient if sent by e-mail, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next Business Day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (A) if to a Holder, at such Holder’s address or e-mail address set forth on Schedule A, Schedule B and Schedule C hereto, or at such other address or e-mail address as such Holder shall have furnished to the Company in writing, or (B) if to any assignee or transferee of a Holder, at such address or e-mail address as such assignee or transferee shall have furnished to the Company in writing, or (C) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or e-mail address as the Company shall have furnished to the Holders. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to a designated representative of such Holder.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, however, that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be executed in any number of separate counterparts (including by means of facsimile, e-mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, for example, www.docusign.com) or other transmission method), each of which is an original but all of which taken together shall constitute one and the same instrument.

(g) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

(h) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(i) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. If any successor or permitted assignee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee shall be entitled to all of the benefits of a “Holder” under this Agreement and (b) such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Except as otherwise expressly provided herein, no Holder or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void.

(j) Remedies; No Waiver. Each party acknowledges and agrees that the other parties would be irreparably damaged in the event that the covenants set forth in this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to seek an injunction to specifically enforce the terms of this Agreement solely in the courts specified in Section 12(a), in addition to any other remedy to which such party may be entitled hereunder, at law or in equity. No failure or delay by a party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any further exercise of it or the exercise of any other remedy.

(k) No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the resale of the Registrable Securities under the Securities Act.

(l) Changes in Securities Laws. In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, the Company shall provide the Holders with substantially similar rights to those granted under this Agreement and use its good faith efforts to cause such rights to be as comparable as possible to the rights granted to the Holders hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

MOBILE INFRASTRUCTURE CORPORATION

By:	/s/ Manuel Chavez, III
Name:	Manuel Chavez, III
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

SPONSOR HOLDER:

FIFTH WALL ACQUISITION SPONSOR III LLC

By:	/s/ Andriy Mykhaylovskyy
Name:	Andriy Mykhaylovskyy
Title:	Manager

[Signature Page to Registration Rights Agreement]

FWAC SPONSOR HOLDERS:

Adeyemi Ajao

/s/ Adeyemi Ajao

Alana Beard

/s/ Alana Beard

Poonam Sharma Mathis

/s/ Poonam Sharma Mathis

Amanda Parness

/s/ Amanda Parness

[Signature Page to Registration Rights Agreement]

MIC HOLDERS: HSCP STRATEGIC III, L.P

By:	/s/ Jeffrey B. Osher
Name:	Jeffrey B. Osher
Title:	Managing member of No Street Capital LLC, the managing member of Harvest Small Cap PartnersGP, LLC, general partner of HSCP Strategic III, L.P.

COLOR UP, LLC

By:	/s/ Manuel Chavez III
Name:	Manuel Chavez III
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

PREFERRED HOLDERS: HARVEST SMALL CAP PARTNERS MASTER, LTD.

By:	/s/ Jeffrey B. Osher
Name:	Jeffrey B. Osher
Title:	Managing member of No Street Capital LLC, the managing member of Harvest Small Cap Partners GP, LLC, the general partner of Harvest Small Cap Partners, L.P.

HARVEST SMALL CAP PARTNERS, L.P.

By:	/s/ Jeffrey B. Osher
Name:	Jeffrey B. Osher
Title:	Managing member of No Street Capital LLC, the managing member of Harvest Small Cap Partners GP, LLC, the general partner of Harvest Small Cap Partners, L.P.

HSCP STRATEGIC III, L.P.

By:	/s/ Jeffrey B. Osher
Name:	Jeffrey B. Osher
Title:	Managing member of No Street Capital LLC, the managing member of Harvest Small Cap Partners GP, LLC, general partner of HSCP Strategic III, L.P.

BOMBE-MIC PREF, LLC

By:	/s/ Manuel Chavez, III
Name:	Manuel Chavez, III
Title:	Member

[Signature Page to Registration Rights Agreement]

Schedule A

FWAC Sponsor Holders

Adeyemi Ajao

Address:

Fifth Wall

[*****]

Attention: Adeyemi Ajao

Email: [*****]

Alana Beard

Address:

Fifth Wall

[*****]

[*****]

Attention: Alana Beard

Email: [*****]

Poonam Sharma Mathis

Address:

[*****]

[*****]

Attention: Poonam Sharma

Email: [*****]

Amanda Parness

Address:

Fifth Wall

[*****]

[*****]

Attention: Amanda Parness

Email: [*****]

Schedule B

MIC Holders

COLOR UP, LLC

Address:

30 W. 5th Street,

Cincinnati, OH 45202

Email: [*****]

HSCP STRATEGIC III, L.P.

Address:

505 Montgomery, Suite 1250

San Francisco, CA 94111

Email: [*****]

Schedule C

Preferred Holders

HSCP STRATEGIC III, L.P.

HSCP STRATEGIC III, L.P.

HARVEST SMALL CAP PARTNERS MASTER, LTD.

HARVEST SMALL CAP PARTNERS, L.P.

Address:

[*****]

[*****]

Email: [*****]

BOMBE-MIC PREF, LLC

Address:

[*****]

[*****]

Email: [*****]